SECURITY AGREEMENT


     This Security Agreement is made and entered into as of the _____ day of December 1998 by and between AMERICAN QUANTUM CYCLES, INC., a Florida corporation (the "Debtor"), and SKIPPACK CAPITAL CORP. (the "Secured Party").


                                   Background

     The Debtor has executed and delivered to the Secured Party its Promissory Note (the "Note"), bearing even date herewith, wherein the Debtor promises to pay to the Secured Party the principal sum of Seven Hundred Fifty-Five Thousand Dollars ($755,000). Pursuant to the terms of the Note, the parties agreed to execute and deliver this Security Agreement (the "Security Agreement").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, each intending to be legally bound hereby, agree as follows:

     Section 1. Definitions.

          As herein used:

          1.1 "Account Debtor" means the Person who is obligated on an Account.

          1.2 "Account" means any account as that term is defined in the Uniform Commercial Code as in effect in any jurisdiction in which any of the Collateral may at the time be located (the "U.C.C.") and includes any right of the Debtor to payment for goods sold or leased or for services rendered or money loaned which is not evidenced by an instrument or chattel paper (as those terms are defined in the U.C.C.) whether or not it has been earned by performance.

          1.3 "Chattel Paper" means any chattel paper as that term is defined in the U.C.C.

          1.4 "Collateral" means (i) all of the Debtor's Accounts, General Intangibles, Chattel Paper and Instruments now existing or hereafter arising; (ii) all guarantees of Debtor's existing and future Accounts, General Intangibles, Chattel Paper and Instruments and all other security held by the Debtor for the payment and satisfaction thereof; (iii) all of the Debtor's Inventory now owned or hereafter acquired; (iv) all of the Debtor's Equipment now owned or hereafter acquired; (v) all of the Debtor's books and records which relate to the Debtor's

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     Inventory, Equipment, Accounts, General Intangibles, Chattel Paper and
     Instruments or guarantees thereof; (vi) all insurance on all of the foregoing and the proceeds of that insurance; and (vii) all cash and noncash proceeds and products of all of the foregoing and the proceeds and products of other proceeds and products. Notwithstanding anything to the contrary contained herein, "Collateral" shall not include any of the following assets or rights of the Debtor:

          1.5 "Equipment" means any equipment as that term is defined in the U.C.C. and shall include, without limitation, all equipment, machinery, appliances, tools, furniture and tangible personal property, whether or not the same are or may become fixtures, used or bought for use primarily in the Debtor's business or leased by the Debtor to others, of every nature, presently existing or hereafter acquired or created, wherever located, additions, accessories and improvements thereto and substitutions therefor and all parts which may be attached to or which are necessary for the operation and use of such personal property or fixtures, whether or not the same shall be deemed to be affixed to real property, and all rights under or arising out of present or future contracts relating to the foregoing. All equipment is and shall remain personal property irrespective of its use or manner of attachment to real property.

          1.6 "General Intangibles" means all general intangibles as that term is defined in the U.C.C., including, without limitation, all books, correspondence, credit files, records and other documents, computer programs, computer tapes and cards and other paper and documents in the possession or control of the Debtor or in the possession or control of any affiliate or computer service bureau, and all contract rights, claims, chooses in action, judgments, patents, patent applications, trademarks, license agreements, royalty payments, copyrights, service names, service marks, logos, goodwill and deposit accounts.

          1.7 "Instruments" means all instruments as that term is defined in the U.C.C.

          1.8 "Inventory" means any inventory as that term is defined in the U.C.C. and shall include tangible personal property held for sale or lease or to be furnished under contracts of service, tangible personal property which the Debtor has so leased or furnished, and raw materials, work in process and materials used, produced or consumed in the Debtor's business, and shall include tangible personal property returned to the Debtor by a purchaser or lessor thereof following the sale or lease thereof by the Debtor. All equipment, accessories and parts related to, attached to or added to items of Inventory or used in connection therewith and all accessions thereto shall be deemed to be part of the Inventory.


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          1.9 "Obligations" means all existing and future liabilities and obligations of the Debtor to the Secured Party, whether absolute or contingent of any nature whatsoever, now existing or hereafter incurred arising out of or provided for in the Note and all obligations of the Debtor to the Secured Party created or referred to herein.

          1.10 "Person" means an individual, a corporation, a govemment or governmental subdivision or agency or instrumentality, a business trust, an estate, a trust, a partnership, a cooperative, an association, two or more Persons having a joint or common interest or any other legal or commercial entity.

          1.11 "Proceeds" means whatever is received when Collateral is sold, exchanged, collected or otherwise disposed of.

          Section 2. Security Interest in Collateral.

          2.1 The Debtor hereby assigns to the Secured Party and grants to the Secured Party a lien upon and a security interest in the Collateral as security for the payment and performance of the Obligations.

          Section 3. Collection of Accounts.

          3.1 Upon occurrence of an event of default as set forth in Section 5 hereof, the Secured Party shall have the right at any time, acting if it so chooses in the Debtor's name, to collect the Debtor's Accounts itself, to sell, assign, compromise, discharge or extend the time for payment of any Account, to institute legal action for the collection of any Account, and to do all acts and things necessary or incidental thereto and the Debtor hereby ratifies all such acts. The Secured Party may at any time after the occurrence of such event of default and without notice to the Debtor, notify any Account Debtor or guarantor thereof that the Account payable by such Account Debtor has been assigned to the Secured Party and is to be paid directly to the Secured Party. At the Secured Party's request the Debtor will so notify Account Debtors and shall indicate on all billings to Account Debtors that payments thereon are to be made to the Secured Party. In the event Account Debtors are so notified, the Debtor shall not compromise, discharge, extend the time for payment or otherwise grant any indulgence or allowance with respect to any Account without the prior written consent of the Secured Party.

          Section 4. Warranties and Covenants as to Collateral.

          4.1 The Debtor warrants that it has and at all times will have good title to the Collateral free of any prior lien (except for Permitted Liens, as defined) and that all Accounts included in the Collateral are bona fide existing


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     obligations created by the sale and delivery of merchandise or the rendering of services to customers and arose in the ordinary course of business; and that such Accounts are not subject to defense, set-off or counterclaim which in the aggregate would materially impair the value of such Accounts as collateral for the Obligations. As used in this Agreement, "Permitted Liens", means

          4.2 The Debtor will promptly notify the Secured Party if there is any adverse change in the status of the Collateral that materially impairs its value or collectibility, or if any defenses, set-offs or counterclaims are asserted by Account Debtors which in the aggregate materially impair the value or collectibility of the Accounts.

          4.3 The Debtor will preserve the Collateral and its rights against Account Debtors free and clear of any liens or encumbrances (except for Permitted Liens) and will keep the Inventory and Equipment in good condition, insured by insurers authorized to do business in the jurisdictions where such Collateral is located from time to time against fire or other casualty loss (with extended coverage in the broadest form), liability and such other hazards as are customary with companies in the same or similar business and in the same area, and will cause Secured Party's security interest to be endorsed on all policies of insurance thereon in such manner that all payments for losses will be paid to Secured Party as its interest may appear and will furnish Secured Party upon request with evidence of such insurance.

          Section 5. Default.

          The Debtor shall be in default hereunder upon the occurrence of any of the following events:

          5.1 The occurrence of any Event of Default as defined under the Note.

          5.2 The failure of the Debtor to observe or perform any of the covenants or obligations contained in this Security Agreement and such failure shall remain uncured twenty (20) days after notice thereof from the Secured Party.

          Section 6. Remedies.

          6.1 Whenever the Debtor shall be in default as aforesaid, the Secured Party may, at its option, exercise from time to time any or all rights and remedies available to it under the U.C.C. or otherwise available to it, including the right to collect, receipt for, settle, compromise, adjust, sue for, foreclose or otherwise realize upon any of the Collateral and to dispose of any of


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     the Collateral at public or private sale(s) or other proceedings, and the
     Debtor agrees that the Secured Party or its nominee may become the purchaser at any such sale(s).

          6.2 The Proceeds of any Collateral received by the Secured Party at any time before or after default, whether from the sale of Collateral or otherwise, shall be applied to the payment of the Obligations in such order as the Secured Party may elect.

          Section 7. Further Assurances.

          7.1 The Debtor will execute and deliver financing and continuation statements for filing and recording under the U.C.C. or other applicable law, landlord waivers, mortgagee waivers and other papers which the Secured Party reasonably may request, and which the Debtor is able to obtain using its best efforts, in order to perfect, preserve or enforce the Secured Party's security interest in the Collateral or to enable the Secured Party to exercise any of its rights hereunder, and will pay all reasonable attorney fees and reasonable expenses in connection therewith.

          Section 8. Successors and Assigns.

          8.1 All provisions herein shall inure to and become binding upon the successors, representatives, receivers, trustees and assigns of the parties.

          Section 9. Termination.

          9.1 This Agreement and the liens and security interests created hereby shall terminate upon payment in full of all of the Obligations. Upon termination of this Agreement, the Secured Party shall promptly furnish to the Debtor, in form for recordation, such executed UCC termination statements and other instruments, if any, as may be requested by the Debtor and in the Secured Party's judgment necessary to evidence of record the termination of the liens and security interests created hereby.

          Section 10. Miscellaneous.

          10.1 This Agreement has been executed pursuant to and shall be governed by and be construed in accordance with, the laws of the Commonwealth of Pennsylvania, except as required by mandatory provisions of law and except to the extent that remedies provided by the laws of any state other than Pennsylvania are governed by the laws of such state.


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     IN WITNESS WHEREOF, this Agreement has been duly executed under seal on the day and year first above written.



[CORPORATE SEAL]                       AMERICAN QUANTUM CYCLES, INC.

Attest: /s/ Illegible                  By: /s/ Illegible
        ----------------------             -------------------------
               Secretary                            President


                                       SKIPPACK CAPITAL CORP.

                                       By: /s/ Illegible
                                           -------------------------
                                                    President


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                                   Attachment

     Security Interest in Collateral.
     --------------------------------

     The Debtor hereby assigns to the Secured Party and grants to the Secured Party a lien upon and a security interest in the Collateral as security for the payment and performance of the Obligations.

     As herein used:

     "Account Debtor" means the Person who is obligated on an Account.

     "Account" means any account as that term is defined in the Uniform Commercial Code as in effect in any jurisdiction in which any of the Collateral may at the time be located (the "U.C.C.") and includes any right of the Debtor to payment for goods sold or leased or for services rendered or money loaned which is not evidenced by an instrument or chattel paper (as those terms are defined in the U.C.C.) whether or not it has been earned by performance.

     "Chattel Paper" means any chattel paper as that term is defined in the U.C.C.

     "Collateral" means (i) all of the Debtor's Accounts, General Intangibles, Chattel Paper and Instruments now existing or hereafter arising; (ii) all guarantees of Debtor's existing and future Accounts, General Intangibles, Chattel Paper and Instruments and all other security held by the Debtor for the payment and satisfaction thereof; (iii) all of the Debtor's Inventory now owned or hereafter acquired; (iv) all of the Debtor's Equipment now owned or hereafter acquired; (v) all of the Debtor's books and records which relate to the Debtor's Inventory, Equipment, Accounts, General Intangibles, Chattel Paper and Instruments or guarantees thereof; (vi) all insurance on all of the foregoing and the proceeds of that insurance; and (vii) all cash and noncash proceeds and products of all of the foregoing and the proceeds and products of other proceeds and products.

     "Equipment" means any equipment as that term is defined in the U.C.C. and shall include, without limitation, all equipment, machinery, appliances, tools, furniture and tangible personal property, whether or not the same are or may become fixtures, used or bought for use primarily in the Debtor's business or leased by the Debtor to others, of every nature, presently existing or hereafter acquired or created, wherever located, additions, accessories and improvements thereto and substitutions therefor and all parts which may be attached to or which are necessary for the operation and use of such personal property or fixtures, whether or not the same shall be deemed to be affixed to real property, and all rights under or arising out of present or future contracts


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


relating to the foregoing. All equipment is and shall remain personal property irrespective of its use or manner of attachment to real property.

     "General Intangibles" means all general intangibles as that term is defined in the U.C.C., including, without limitation, all books, correspondence, credit files, records and other documents, computer programs, computer tapes and cards and other paper and documents in the possession or control of the Debtor or in the possession or control of any affiliate or computer service bureau, and all contract rights, claims, chooses in action, judgments, patents, patent applications, trademarks, license agreements, royalty payments, copyrights, service names, service marks, logos, goodwill and deposit accounts.

     "Instruments" means all instruments as that term is defined in the U.C.C.

     "Inventory" means any inventory as that term is defined in the U.C.C. and shall include tangible personal property held for sale or lease or to be furnished under contracts of service, tangible personal property which the Debtor has so leased or furnished, and raw materials, work in process and materials used, produced or consumed in the Debtor's business, and shall include tangible personal property returned to the Debtor by a purchaser or lessor thereof following the sale or lease thereof by the Debtor. All equipment, accessories and parts related to, attached to or added to items of Inventory or used in connection therewith and all accessions thereto shall be deemed to be part of the Inventory.

     "Obligations" means all existing and future liabilities and obligations of the Debtor to the Secured Party, whether absolute or contingent of any nature whatsoever, now existing or hereafter incurred arising out of or provided for in the Note and all obligations of the Debtor to the Secured Party created or referred to herein.

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